SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                  AMENDMENT 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 29, 2000


                      SYMPHONY TELECOM INTERNATIONAL, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             UTAH                                          87-0378892
-------------------------------                  -------------------------------
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                         Identification No.)

347 Bay Street, Suite 502, Toronto, Canada                    M5H 2R7
------------------------------------------                 -------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: 416-366-5221
                                                    ------------



             ------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5 Other Events

Placement Agreement
-------------------

The Company has signed a Placement Agreement with a firm authorizing the placement of up to $100 million dollars of common stock of the Company on a best efforts basis over the next 60 days, renewable monthly. A copy is attached. The firm, Geek Securities, Inc. (www.geeksecurities.com ), an on-line registered NASD Broker/Dealer, has already placed stock for the Company.

The Agreement is subject to numerous representations, and conditions, believed to be customary for such placement transactions.

In summary, the Agreement provides, among other things, for the placement, from time to time over the next 60 days, renewable monthly, of common stock of the Company, at a price to be agreed to by the Company and the subscribers, as "restricted securities," with registration rights for later this year. The placement is being done as a private offering. The subscribers are "accredited investors" within the meaning of Rule 501(c) of Regulation D.

Symphony Telecom International, Inc. is a business to business broadband telecom solutions provider dedicated to delivering all the benefits of the
Next-Generation  Global  Network  to it's  valued  customers.  Symphony  Telecom
International has positioned itself to become North America's first international Next-Generation Telco, leveraging emerging technologies into a coherent, sophisticated, and user-friendly array of services that are increasingly global and a high speed Internet that continues to evolve in quality and expand in size.

INFORMATION HEREIN CONTAINS "FORWARD-LOOKING STATEMENTS." THESE STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. THERE IS NO ASSURANCE THE ABOVE-DESCRIBED EVENTS WILL BE COMPLETED. THERE CAN BE NO ASSURANCE OF THE ABILITY OF THE COMPANY TO ACHIEVE SALES GOALS, OBTAIN CONTRACTS OR FINANCING, CONSUMMATE ACQUISITIONS OR ACHIEVE PROFITABILITY IN THE FUTURE.

Item 7 Financial Statements and Exhibits

Exhibits

(99)   Placement Agreement between the Company and the Placement Agent

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYMPHONY TELECOM  INTERNATIONAL, INC. (Registrant)

By: /s/ Gilles A. Trahan , C.E.O.
   ------------------------------
    Gilles A. Trahan , C.E.O.
   (Principal Executive Officer)


By: /s/ Gilles A. Trahan, Chief Financial Officer
   ----------------------------------------------
    Gilles A. Trahan, Chief Financial Officer
   (Principal Financial Officer)

Date: 09/01/2000